AMENDED AND RESTATED CREDIT
                                    AGREEMENT



                                      among



                               WESTWOOD ONE, INC.,

                               The Several Lenders
                        from Time to Time Parties Hereto,



                                       and



                            THE CHASE MANHATTAN BANK,
                            as Administrative Agent,

                 THE FIRST NATIONAL BANK OF BOSTON, as Co-Agent,

                         BANK OF MONTREAL, as Co-Agent,

                     BANK OF AMERICA ILLINOIS, as Co-Agent.




                         Dated as of September 30, 1996


                                TABLE OF CONTENTS

                                                                                                                                Page


SECTION 1.  DEFINITIONS..........................................................................................................  1
           1.1  Defined Terms....................................................................................................  1
           1.2  Other Definitional Provisions.................................................................................... 19

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS...................................................................................... 19
           2.1  Revolving Credit Commitments..................................................................................... 19
           2.2  Procedure for Revolving Credit Borrowing......................................................................... 19
           2.3  Commitment Fee................................................................................................... 20
           2.4  Termination or Reduction of Revolving Credit Commitments......................................................... 20
           2.5  Term Loans....................................................................................................... 21
           2.6  Procedure for Term Loan Borrowing................................................................................ 21
           2.7  Repayment of Loans; Evidence of Debt............................................................................. 22
           2.8  Optional Prepayments............................................................................................. 23
           2.9  Mandatory Prepayments and Commitment Reductions.................................................................. 24
           2.10  Conversion and Continuation Options............................................................................. 25
           2.11  Minimum Amounts and Maximum Number of Tranches.................................................................. 26
           2.12  Interest Rates and Payment Dates................................................................................ 26
           2.13  Computation of Interest and Fees................................................................................ 26
           2.14  Inability to Determine Interest Rate............................................................................ 27
           2.15  Pro Rata Treatment and Payments................................................................................. 28
           2.16  Illegality...................................................................................................... 28
           2.17  Requirements of Law............................................................................................. 29
           2.18  Taxes........................................................................................................... 30
           2.19  Indemnity....................................................................................................... 31
           2.20  Change of Lending Office; Replacement or Prepayment of Lenders.................................................. 32
           2.21  Commitment Increases............................................................................................ 33

SECTION 3.  REPRESENTATIONS AND WARRANTIES....................................................................................... 34
           3.1  Financial Condition.............................................................................................. 34
           3.2  No Change........................................................................................................ 35
           3.3  Corporate Existence; Compliance with Law......................................................................... 35
           3.4  Corporate Power; Authorization; Enforceable Obligations.......................................................... 35
           3.5  No Legal Bar..................................................................................................... 35
           3.6  No Material Litigation........................................................................................... 36
           3.7  No Default....................................................................................................... 36
           3.8  Ownership of Property; Liens..................................................................................... 36
           3.9  Intellectual Property............................................................................................ 36
           3.10  Taxes........................................................................................................... 36
           3.11  Federal Regulations............................................................................................. 36
           3.12  ERISA........................................................................................................... 37
           3.13  Investment Company Act; Other Regulations....................................................................... 37
           3.14  Subsidiaries.................................................................................................... 37
           3.15  Purpose of Loans................................................................................................ 37




                                                                                                                                Page

           3.16  Environmental Matters........................................................................................... 37
           3.17  Senior Indebtedness............................................................................................. 38
           3.18  Certain Documents............................................................................................... 38

SECTION 4.  CONDITIONS PRECEDENT................................................................................................. 38
           4.1  Conditions to Effectiveness...................................................................................... 38
           4.2  Conditions to Each Loan.......................................................................................... 40

SECTION 5.  AFFIRMATIVE COVENANTS................................................................................................ 40
           5.1  Financial Statements............................................................................................. 41
           5.2  Certificates; Other Information.................................................................................. 41
           5.3  Payment of Obligations........................................................................................... 42
           5.4  Conduct of Business and Maintenance of Existence................................................................. 42
           5.5  Maintenance of Property; Insurance............................................................................... 42
           5.6  Inspection of Property; Books and Records; Discussions........................................................... 42
           5.7  Notices.......................................................................................................... 42
           5.8  Additional Guarantors............................................................................................ 43
           5.9  Unrestricted Subsidiaries; Maintenance of Separate Corporate Identity............................................ 43

SECTION 6.  NEGATIVE COVENANTS................................................................................................... 45
           6.1  Financial Condition Covenants.................................................................................... 45
           6.2  Limitation on Indebtedness....................................................................................... 45
           6.3  Limitation on Liens.............................................................................................. 46
           6.4  Limitation on Guarantee Obligations.............................................................................. 47
           6.5  Limitation on Fundamental Changes................................................................................ 48
           6.6  Limitation on Sale of Assets..................................................................................... 48
           6.7  Limitation on Restricted Payments................................................................................ 49
           6.8  Limitation on Investments, Loans and Advances.................................................................... 50
           6.9  Limitation on Optional Payments and Modifications of Debt Instruments............................................ 51
           6.10  Limitation on Capital Expenditures.............................................................................. 51
           6.11  Limitation on Sale or Discount of Receivables................................................................... 51
           6.12  Limitation on Transactions with Affiliates...................................................................... 52
           6.13  Limitation on Changes in Fiscal Year............................................................................ 52
           6.14  Limitation on Negative Pledge Clauses........................................................................... 52
           6.15  Limitation on Lines of Business................................................................................. 52

SECTION 7.  EVENTS OF DEFAULT.................................................................................................... 52

SECTION 8.  THE ADMINISTRATIVE AGENT............................................................................................. 55
           8.1  Appointment...................................................................................................... 55
           8.2  Delegation of Duties............................................................................................. 56
           8.3  Exculpatory Provisions........................................................................................... 56
           8.4  Reliance by Administrative Agent................................................................................. 56
           8.5  Notice of Default................................................................................................ 57
           8.6  Non-Reliance on Administrative Agent and Other Lenders........................................................... 57

                                     - ii -



                                                                                                                                Page

           8.7  Indemnification.................................................................................................. 58
           8.8  Administrative Agent in Its Individual Capacity.................................................................. 58
           8.9  Successor Agents................................................................................................. 58

SECTION 9.  MISCELLANEOUS........................................................................................................ 59
           9.1  Amendments and Waivers........................................................................................... 59
           9.2  Notices.......................................................................................................... 60
           9.3  No Waiver; Cumulative Remedies................................................................................... 60
           9.4  Survival of Representations and Warranties....................................................................... 60
           9.5  Payment of Expenses and Taxes.................................................................................... 60
           9.6  Successors and Assigns; Participations and Assignments........................................................... 61
           9.7  Adjustments; Set-off............................................................................................. 63
           9.8  Counterparts..................................................................................................... 64
           9.9  Severability..................................................................................................... 64
           9.10  Integration..................................................................................................... 64
           9.11  GOVERNING LAW................................................................................................... 64
           9.12  Submission To Jurisdiction; Waivers............................................................................. 64
           9.13  Acknowledgements................................................................................................ 65
           9.14  WAIVERS OF JURY TRIAL........................................................................................... 65
           9.15  Treatment of Certain Information; Confidentiality............................................................... 66
           9.16  Senior Indebtedness............................................................................................. 66


                                     - iii -

SCHEDULES

I          Commitments
3.1        Dispositions
3.14       Subsidiaries
6.2        Permitted Indebtedness
6.3        Permitted Liens
6.4        Permitted Guarantees
6.8        Permitted Investments
6.12       Permitted Transactions with Affiliates


EXHIBITS

A-1        Form of Revolving Credit Note
A-2        Form of Term Note
B          Form of Amended and Restated Management Services Subordination
             Agreement
C          Form of Guarantee
D          Form of Opinion of Counsel to the Loan Parties
E          Form of Assignment and Acceptance
F          Form of Borrowing Certificate
G          Form of Tax Allocation Agreement
H-1        Form of New Lender Supplement
H-2        Form of Commitment Increase Supplement

                     AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 30, 1996, among WESTWOOD ONE, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), THE FIRST NATIONAL BANK OF BOSTON, BANK OF MONTREAL and BANK OF AMERICA ILLINOIS, as co-agents for the Lenders hereunder (in such capacity, the "Co-Agents") and THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders hereunder.


                              W I T N E S S E T H:
                              --------------------

                     WHEREAS, the Borrower, the Administrative Agent and certain banks and other financial institutions are parties to the Credit Agreement, dated as of February 3, 1994 (as amended and waived to the date hereof, the "Existing Credit Agreement"), pursuant to which the lenders thereunder made loans to the Borrower under the terms provided for therein;

                     WHEREAS, the Borrower has informed the Administrative Agent that it intends to refinance certain of its existing indebtedness and to make acquisitions and has requested that the Existing Credit Agreement be amended and restated to, inter alia, provide for (i) a $75,000,000 revolving credit facility (subject to increase as provided for herein) and (ii) a $75,000,000 term loan facility, which Facilities will be utilized by the Borrower to refinance certain of its existing indebtedness, to make acquisitions and to provide financing for the working capital needs and general corporate purposes of the Borrower and its Subsidiaries, including the repurchase of shares of its Capital Stock and capital expenditures; and

                     WHEREAS, the Administrative Agent and the Lenders are willing so to amend and restate the Existing Credit Agreement, but only on the terms and conditions hereof;

                     NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth, effective as of the Closing Date, the parties hereto hereby amend and restate the Existing Credit Agreement as follows:


                             SECTION 1. DEFINITIONS

                     1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                     "ABR": for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chase in connection with extensions of credit to debtors); and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                      "ABR Loans": loans the rate of interest applicable to which is based upon the ABR.

                     "Adjustment Date": each date on or after the Closing Date that is the second Business Day following receipt by the Lenders of both (i) the financial statements required to be delivered pursuant to subsection 5.1(a) or 5.1(b), as applicable, for the most recently completed fiscal period and (ii) the related compliance certificate required to be delivered pursuant to subsection 5.2(b) with respect to such fiscal period.

                      "Administrative Agent": Chase, together with its affiliates, as the arranger of the Commitments and as the administrative agent for the Lenders under this Agreement and the other Loan Documents.

                      "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.

                      "Agreement": this Amended and Restated Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                     "Annualized Consolidated Corporate Overhead": for any period, corporate general and administrative expenses of the Borrower and its Restricted Subsidiaries for such period as shown on the consolidated financial statements of the Borrower and its Restricted Subsidiaries for such period delivered to the Administrative Agent pursuant to subsection 5.1(a) or 5.1(b); provided that there shall be excluded from "Annualized Consolidated Corporate Overhead" (a) all non-cash charges and (b) all corporate general and administrative expenses of the Borrower incurred on behalf of, or otherwise attributable to, Unrestricted Subsidiaries or in connection with management and other services and activities performed by the Borrower for Unrestricted Subsidiaries.

                      "Annualized Consolidated Operating Cash Flow" or "ACOCF": for any period, the aggregate amount (determined on a consolidated basis without duplication in accordance with GAAP), for the Borrower and its Restricted Subsidiaries, of (a) the sum of (i) net revenues of the Borrower and its Restricted Subsidiaries for such period

           (calculated before taxes and excluding (A) any net gain or loss arising from the sale of capital assets during such period; (B) any gain arising from any write-up of assets during such period; (C) net earnings for such period of any Person in which the Borrower or any of its Restricted Subsidiaries has an ownership interest unless such net earnings shall have actually been received by the Borrower or such Restricted Subsidiary in the form of cash distributions (other than cash distributions received by the Borrower from an Unrestricted Subsidiary); (D) any portion of the net earnings of any Restricted Subsidiary of the Borrower or any of its Restricted Subsidiaries for such period which for any reason is unavailable for payment of dividends to the Borrower or any other such Restricted Subsidiary;
           (E) any gain realized during such period arising from the acquisition of any securities of the Borrower or any of its Restricted Subsidiaries; (F) any "extraordinary", "unusual" or "non-recurring" earnings or "extraordinary", "unusual" or "non-recurring" losses for such period as such terms are interpreted under GAAP; and (G) any interest income of the Borrower and its Restricted Subsidiaries realized during such period) minus (ii) operating expenses of the Borrower and its Restricted Subsidiaries for such period (excluding depreciation, amortization, interest expense and other non-cash charges accrued, and income taxes paid or accrued (other than any such taxes attributable to the revenues of Unrestricted Subsidiaries for which the Borrower has not been or is not entitled to be reimbursed, or in respect of which the Borrower has not received or is not entitled to receive a credit, pursuant to the terms of any Tax Allocation Agreement), for such period by the Borrower and its Restricted Subsidiaries) minus (b) Annualized Consolidated Corporate Overhead for such period; provided that for purposes of calculating Annualized Consolidated Operating Cash Flow when such term is used in determining the Total Debt Ratio, if the Borrower or any of its Restricted Subsidiaries shall have acquired or disposed of one or more businesses (or any part thereof) during such period, Annualized Consolidated Operating Cash Flow for such period shall be computed as if (in the case of an acquisition) such business (or part thereof) had been owned by the Borrower or such Restricted Subsidiary for the whole of such period or (in the case of a disposition) such business (or part thereof) had been disposed of prior to the first day of such period.

                     "Applicable Margin": during the period from the Closing Date until the first Adjustment Date, the Applicable Margin shall equal (i) with respect to ABR Loans, 0% per annum and (ii) with respect to Eurodollar Loans, .750% per annum; such Applicable Margin will be adjusted on each Adjustment Date to the applicable rate per annum set forth under the column heading "Alternate Base Rate Loans" or "Eurodollar Loans" on the table set forth below which corresponds to the Total Debt Ratio determined from the financial statements and compliance certificate relating to the end of the fiscal quarter immediately preceding such Adjustment Date;

--------------------------------------------------------------------------------
               Total Debt                       Alternate Base        Eurodollar
              equal to 5.00:1                     .250%               1.250%
--------------------------------------------------------------------------------
less than 5.00:1 and greater than or
equal to 4.25:1                                       0%                1.000%
--------------------------------------------------------------------------------
less than 4.25:1 and greater than or
equal to 3.25:1                                       0%                 .750%
--------------------------------------------------------------------------------
less than 3.25:1                                      0%                 .500%
--------------------------------------------------------------------------------

           provided that in the event that the financial statements required to be delivered pursuant to subsection 5.1(a) or 5.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 5.2(b), are not delivered when due, then

                               (a) if such financial  statements and certificate
                     are delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (c) below, be the Applicable Margin as so increased;

                               (b) if such financial  statements and certificate
                     are delivered (without giving effect to any cure period) after the date such financial statements and certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall not become applicable until the date upon which the financial statements and certificate actually are delivered; and

                               (c) if such financial  statements and certificate
                     are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, the Applicable Margin shall be 1.250%, in the case of Eurodollar Loans, and .250%, in the case of ABR Loans (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in subsection 2.12(c) or Section 7).

                      "Applicable Percentage": with respect to any Lender, the percentage of the aggregate Revolving Credit Commitments represented by such Lender's Revolving Credit Commitment. If the Revolving Credit Commitments have terminated or expired, the Applicable Percentage shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments.

                     "Assignee":  as defined in subsection 9.6(c).

                      "Available Revolving Credit Commitments": at any time, an amount equal to the excess, if any, of (a) the amount of Revolving
           Credit Commitments then in effect over (b) the aggregate principal amount of all Revolving Credit Loans then outstanding.

                     "BOA":  Bank of America Illinois.

                     "BOB":  The First National Bank of Boston.

                     "BOM":  Bank of Montreal.

                      "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.2 or 2.6 as a date on which the Borrower requests the Lenders to make Loans hereunder.

                     "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided, that when such term is used to describe a day on which a borrowing, payment or interest rate determination is to be made in respect of a Eurodollar Loan, such day shall also be a day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

                     "Capital Expenditures": shall mean, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by the Borrower or any of its Restricted Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP.

                      "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                     "Cash Equivalents": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by Standard and Poor's Ratings Services ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's"), (e) debt securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any Person which are rated at least A by S&P or A by Moody's, (f) debt securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition, (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition or (h) securities similar in nature and maturity to those described in the foregoing clauses (a) through
           (g) denominated in foreign currencies and owned by a Foreign Subsidiary.

                     "Chase":  The Chase Manhattan Bank.

                      "Class Action Warrants": shall mean the warrants outstanding as of the date hereof (not in excess of 3,000,000 in number), each exercisable by the holder thereof to purchase one share of the common stock of the Borrower at a price of $17.25 per share, as in effect from time to time.

                      "Closing Date": the date on which the conditions precedent set forth in subsection 4.1 shall be satisfied.

                     "Co-Agents":  as defined in the preamble hereto.

                      "Code": the Internal Revenue Code of 1986, as amended from time to time.

                      "Commitment Increase Offer": as defined in subsection 2.21(a).

                      "Commitment Period": the period from and including the Closing Date to but not including the Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

                      "Commitments": collectively, the Term Loan Commitments and the Revolving Credit Commitments.

                     "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under
           Section 414 of the Code.

                      "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                     "Declined Amount":  as defined in subsection 2.21(a).

                     "Declining Lender":  as defined in subsection 2.21(a).

                      "Default": any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                      "Dollars" and "$": dollars in lawful currency of the United States.

                      "Domestic Subsidiary": any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.

                     "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

                      "Environmental Permits": any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any Environmental Law.

                      "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                     "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

                     "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the arithmetic mean (rounded upward to the nearest 1/100th of 1%) of the respective rates per annum notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered Dollar deposits at or about 10:00 A.M., New York City time, on the date two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

                      "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

                      "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                    Eurodollar Base Rate
                        1.00 - Eurocurrency Reserve Requirements

                      "Event of Default": any of the events specified in Section 7, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                     "Excess Cash Flow": for any fiscal year, the amount (if any) by which (a) the sum of (i) Annualized Consolidated Operating Cash Flow for such fiscal year plus (ii) any interest income realized in cash of the Borrower and its Restricted Subsidiaries during such fiscal year exceeds (b) the sum of (i) Total Debt Service for such fiscal year plus (ii) the aggregate amount of Capital Expenditures made by the Borrower and its Restricted Subsidiaries during such fiscal year (net of long-term Indebtedness, if any, incurred by the Borrower and its Restricted Subsidiaries during such fiscal year) plus (iii) the aggregate amount of income taxes paid or payable by the Borrower (excluding any such taxes attributable to the revenues of Unrestricted Subsidiaries for which the Borrower has been or is entitled to be reimbursed, or has received or is entitled to receive a credit, pursuant to the terms of any Tax Allocation Agreement) and its Restricted Subsidiaries during such fiscal year.

                      "Existing Credit Agreement": as defined in the recitals hereto.

                      "Existing Loans": collectively the loans outstanding under the Existing Credit Agreement.

                      "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

                      "First Unrestricted Basket": at any time, an amount equal to the sum of (a) $50,000,000 plus (b) the aggregate net cash proceeds received by the Borrower subsequent to the Closing Date from the issuance of shares of its Capital Stock.

                      "Foreign Subsidiary": any Subsidiary of the Borrower organized under the laws of any jurisdiction outside the United States.

                      "GAAP": generally accepted accounting principles in the United States consistent with those utilized in preparing the audited financial statements referred to in subsection 4.1.

                      "Governmental  Authority":  any nation or government,  any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                      "Guarantee": the guarantee to be executed and delivered by each Restricted Subsidiary other than a Foreign Subsidiary, substantially in the form of Exhibit C, as the same may be amended, supplemented or otherwise modified from time to time.

                     "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                     "Guarantor":  any Person party to the Guarantee.

                      "Incentive Warrants": shall mean the Stock Incentive Option as defined in the Management Agreement (comprising warrants each for 500,000 shares of the Borrower's common stock to be issued to INI pursuant to the Management Agreement).

                      "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person contingent or otherwise in respect of banker's acceptances or similar instruments issued or created for the account of such Person, (e) all obligations, contingent or otherwise, of such Person as an account party under acceptance, letter of credit or similar facilities and
           (f) all liabilities of the type described in clauses (a) through (e) above secured by any Lien on any property owned by such Person (not to exceed the value of such property) even though such Person has not assumed or otherwise become liable for the payment thereof.

                      "Infinity": Infinity Broadcasting Corporation, a Delaware corporation.

                      "Infinity   Agreements":   collectively,   the  Management
           Agreement and the Voting Agreement.

                     "INI": (a) Infinity Network Inc., a Delaware corporation that, on the date hereof, is a wholly owned Subsidiary of Infinity, or (b) any other wholly owned Subsidiary of Infinity that owns Capital Stock or other ownership interests of the Borrower; provided that Infinity shall have notified the Administrative Agent of the name of such other Subsidiary and the amount of such ownership interests owned by such Subsidiary.

                      "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                     "Insolvent":  pertaining to a condition of Insolvency.

                     "Installment Date":  as defined in subsection 2.7(a).

                     "Interest Payment Date": (a) as to any ABR Loan, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

                     "Interest Period":  with respect to any Eurodollar Loan:

                               (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                                 (b) thereafter,  each period  commencing on the
                      last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

                      provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                                 (i) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                                 (ii) any Interest  Period that would  otherwise
                      extend beyond the Termination Date or beyond the date final payment is due on the Term Loans shall end on the Termination Date or such date of final payment, as the case may be;

                                 (iii) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                                 (iv) the Borrower shall select Interest Periods
                      so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

                      "Interest Rate Protection Agreement": for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and a financial institution providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                     "Investment":  as defined in subsection 6.8.

                     "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

                      "Loan": any loan or advance made by any Lender pursuant to this Agreement.

                      "Loan Documents": this Agreement, any Notes and the Guarantee.

                      "Loan Parties": the Borrower and each Subsidiary of the Borrower which is a party to a Loan Document.

                     "Majority Lenders": at any time prior to the satisfaction of the conditions precedent set forth in subsection 4.1 on the Closing Date, Lenders having at least 51% of the aggregate Commitments; and, at any time thereafter, Lenders having total exposure consisting of Term Loans and Revolving Credit Commitments in an aggregate amount of at least 51% of an amount equal to the sum of
           (a) the aggregate Term Loans then outstanding plus (b) the aggregate Revolving Credit Commitments or, at any time after the termination or expiration of the Revolving Credit Commitments, Lenders having total exposure consisting of Term Loans and Revolving Credit Loans in an aggregate amount of at least 51% of an amount equal to the sum of (x) the aggregate Term Loans then outstanding plus (y) the aggregate Revolving Credit Loans then outstanding.

                     "Majority Revolving Credit Lenders": at any time prior to the expiration or termination of the Revolving Credit Commitments, Lenders having an aggregate Applicable Percentage of at least 51%; or, at any time after the expiration or termination of the Revolving Credit Commitments, Lenders having total exposure of Revolving Credit Loans in an amount of at least 51% of the aggregate Revolving Credit Loans then outstanding.

                     "Majority Term Lenders": at any time prior to the satisfaction of the conditions precedent set forth in subsection 4.1 on the Closing Date, Lenders having at least 51% of the aggregate Term Loan Commitments; and at any time thereafter, Lenders holding at least 51% of the aggregate Term Loans then outstanding.

                      "Management Agreement": shall mean a Management Agreement between the Borrower and Infinity in substantially the form of Exhibit A to the Stock Purchase Agreement, as the same shall be modified and supplemented and in effect from time to time.

                      "Management Fees": shall mean, for any period, fees and cash incentive bonuses payable to Infinity under the Management Agreement during such period for administrative, management and other services performed for the Borrower and its Subsidiaries.

                      "Management Services Subordination Agreement": the Amended and Restated Management Services Subordination Agreement substantially in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

                      "Mandatory  Reduction  Date":  as  defined  in  subsection
           2.4(b).

                     "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower and its Restricted Subsidiaries taken as a whole or (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

                      "Material Environmental Amount": an amount finally determined to be payable by the Borrower and/or its Subsidiaries in excess of $1,000,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

                     "Materials of Environmental Concern": any gasoline or petroleum (including, without limitation, crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                      "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                     "New Lender":  as defined in subsection 2.21(b).

                     "Non-Excluded Taxes":  as defined in subsection 2.18(a).

                      "Notes": the collective reference to the Revolving Credit Notes and the Term Notes.

                     "Participant":  as defined in subsection 9.6(b).

                      "PBGC":   the   Pension   Benefit   Guaranty   Corporation
           established pursuant to Subtitle A of Title IV of ERISA.

                     "Permitted Additional Indebtedness": Indebtedness incurred by the Borrower which is (i) unsecured, (ii) no portion of the principal of which is required to be repaid, repurchased or retired prior to October 31, 2004 (other than upon a change of control of the Borrower) and (iii) has other terms and conditions (other than those relating to interest rate, fees and premiums) which, taken as a whole, are no more restrictive on the Borrower (as determined in good faith by the Board of Directors of the Borrower in the exercise of its reasonable discretion) than the terms and conditions of this Agreement and the 6-3/4% Debenture Indenture, as in effect on the date of incurrence of such Indebtedness, provided, that the Total Debt Ratio, both prior to and after giving effect to the incurrence of such Indebtedness, is less than 4.50:1.00.

                      "Person":   an   individual,   partnership,   corporation,
           business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                     "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                      "Properties": the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries.

                     "Reference Lenders":  Chase, BOM and BOB.

                     "Register":  as defined in subsection 9.6(d).

                      "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                      "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                      "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss. 2615.

                     "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                      "Responsible Officer": the Chairman of the Board, the Co-Chairman of the Board, the chief executive officer, the president or the chief financial officer of the Borrower.

                      "Restricted Subsidiary": each Subsidiary of the Borrower other than an Unrestricted Subsidiary.

                     "Revolving Credit Commitment": as to any Lender, the obligation of such Lender to make Revolving Credit Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I under the heading "Revolving Credit Commitment", as such amount may be changed from time to time in accordance with the provisions of this Agreement.

                      "Revolving Credit Loans": all loans made or deemed made pursuant to subsection 2.1.

                     "Revolving Credit Note":  as defined in subsection 2.7(e).

                      "Second Unrestricted Basket": at any time. an amount equal to the sum of (a) any Excess Cash Flow of the Borrower and its Restricted Subsidiaries for any fiscal year commencing with the fiscal year ending on December 31, 1999 not required to be applied pursuant to subsection 2.9(a) to the prepayment of the Loans and the permanent reduction of the Revolving Credit Commitments plus (b) the aggregate net cash proceeds received by the Borrower subsequent to the Closing Date from the issuance of shares of its Capital Stock (net of the amount of any such net cash proceeds expended pursuant to subsection 6.7(b)(i) or 6.8(g)(iii)(A) under the First Unrestricted Basket).

                      "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                     "6-3/4% Debentures": the 6-3/4% Convertible Subordinated Debentures Due 2011 of the Borrower, as the same shall be modified and supplemented and in effect from time to time in accordance with subsection 6.9.

                     "6-3/4% Debenture Indenture": the Indenture dated as of October 15, 1986 between the Borrower and Security Pacific National Bank, as Trustee, providing for the 6-3/4% Debentures, as the same shall be modified and supplemented and in effect from time to time in accordance with subsection 6.9.

                      "Stock Purchase Agreement": the Stock Purchase Agreement dated as of November 4, 1993 among Unistar Communications Group, Inc., Unistar Radio Networks, Inc., Infinity and the Borrower, as the same shall be modified and supplemented and in effect from time to time.

                     "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                      "Tax Allocation Agreements": each Tax Allocation Agreement substantially in the form of Exhibit G hereto, each between the Borrower and an Unrestricted Subsidiary, as the same may be amended, supplemented or otherwise modified from time to time.

                     "Term Loans":  all loans made pursuant to subsection 2.5.

                     "Term Loan Commitments": as to any Lender, the obligation of such Lender to make Term Loans to the Borrower hereunder in aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule I under the heading "Total Term Loan Commitment".

                     "Term Note":  as defined in subsection 2.7(e).

                     "Termination Date":  September 30, 2004.

                      "Total Debt": the sum of, without duplication, (a) all Indebtedness (other than Indebtedness in respect of the undrawn amount of any letters of credit ) of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis and (b) all Indebtedness (other than Indebtedness in respect of the undrawn amount of any letters of credit) of others for which a Guarantee Obligation has been given by the Borrower or any Restricted Subsidiary.

                     "Total Debt Ratio": as of any date of determination thereof, the ratio of (a) Total Debt outstanding as of such date to
           (b) Annualized Consolidated Operating Cash Flow for the period of the four fiscal quarters of the Borrower ended on, or most recently ended prior to, such date for which financial statements have been, or are required to have been, provided to the Lenders pursuant to subsection 5.1.

                     "Total Debt Service": as at the last day of any fiscal year of the Borrower, the sum (calculated without duplication) of all payments of principal of and interest on Indebtedness of the Borrower and its Restricted Subsidiaries made or scheduled to be made during such fiscal year (other than payments of principal which may be reborrowed), provided that, for any fiscal year ending on or prior to the Termination Date, "Total Debt Service" shall include all mandatory reductions of the Revolving Credit Commitments pursuant to subsection 2.4(b) effected during such fiscal year.

                     "Total Fixed Charge Coverage Ratio": as of any date of determination thereof, the ratio of (a) Annualized Consolidated Operating Cash Flow for the period of four fiscal quarters of the Borrower ended on, or most recently ended prior to, such date to (b) Total Fixed Charges for such period.

                     "Total Fixed Charges": for any period, the sum of (a) Total Interest for such period plus (b) all payments of principal of Indebtedness of the Borrower and its Restricted Subsidiaries made or scheduled to be made during such period (other than payments of principal which may be reborrowed), including all mandatory reductions of the Revolving Credit Commitments pursuant to subsection 2.4(b) effected during such period plus (c) Capital Expenditures made during such period plus (d) the aggregate amount of income taxes paid or payable by the Borrower (excluding any such taxes attributable to the revenues of Unrestricted Subsidiaries for which the Borrower has been or is entitled to be reimbursed, or has received or is entitled to receive a credit, pursuant to the terms of any Tax Allocation Agreement) and its Restricted Subsidiaries during such fiscal year.

                      "Total Interest": for any period, all interest, whether paid in cash or accrued as a liability, on all Indebtedness (including imputed interest on Financing Leases) of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis, during such period.

                      "Total Interest Coverage Ratio": as of any date of determination thereof, the ratio of (a) Annualized Consolidated Operating Cash Flow for the period of four fiscal quarters of the Borrower ended on, or most recently ended prior to, such date to (b) Total Interest for such period.

                      "Tranche": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                     "Transferee":  as defined in subsection 9.6(f).

                      "Type": as to any Loan, its nature as an ABR Loan or a Eurodollar Loan.

                     "United States":  the United States of America.

                      "Unrestricted Subsidiary": any Subsidiary of the Borrower which has been organized or acquired after the date hereof and designated by the Board of Directors of the Borrower as an "Unrestricted Subsidiary", provided, in each case, that at the time any such other Subsidiary is so organized or acquired and at all times thereafter:

                               (a) none of the issued and outstanding  capital
                      stock of such Subsidiary (or any Subsidiary of such Subsidiary) is owned by any Restricted Subsidiary;

                               (b) except as permitted by subsection  6.8(g), no
                     proceeds of any Loan hereunder are used to finance or pay any cost or expense related to the organization of, or acquisition of the assets or properties of, such Subsidiary (or any Subsidiary of such Subsidiary);

                                 (c) except as permitted by  subsection  6.8(g),
                      neither the Borrower nor any Restricted Subsidiary is at the time such Subsidiary (or any Subsidiary of such Subsidiary) is organized or acquired or at any time thereafter (x) directly or indirectly liable (contingently or otherwise), or provides or is obligated to provide any credit support, for any Indebtedness (including, without limitation, any undertaking, agreement or instrument evidencing such Indebtedness) or other obligation of such Subsidiary (or any Subsidiary of such Subsidiary), (y) obligated to contribute any funds or other property to such Subsidiary (or any Subsidiary of such Subsidiary) or
                      (z) otherwise directly or indirectly obligated to any other Person on account of the Indebtedness, other obligations or financial condition of such Subsidiary (or any Subsidiary of such Subsidiary) except to the extent of a pledge or security interest in the Capital Stock owned by the Borrower of such Subsidiary as collateral security for obligations of such Subsidiary (or any Subsidiary of such Subsidiary);

                                 (d) no agreements, instruments or other documents governing or evidencing any Indebtedness of such Subsidiary (or any Subsidiary of such Subsidiary) contains a cross-default or cross-acceleration clause or other "event of default" or similar event the occurrence of which (with or without notice or lapse of time or both) causes or would permit the holder(s) thereof to cause such Indebtedness to become due or to be required to be purchased or redeemed by such Subsidiary or any of its Affiliates prior to its stated maturity or to take enforcement action against such Subsidiary (or any Subsidiary of such Subsidiary) solely by reason of (x) the the occurrence of a Default or Event of Default hereunder,
                      (y) the occurrence of any default or other event or condition in respect of any other Indebtedness of the Borrower or any of its Restricted Subsidiaries (including, without limitation, subordinated debt) or (z) the occurrence of any event or condition with respect to the Borrower or any of its Restricted Subsidiaries other than any event or condition described in Section 7(f) with respect to the Borrower;

                               (e) the Borrower and such  Subsidiary (or another
                     Unrestricted Subsidiary of which such Subsidiary is a Subsidiary), acting on its own behalf and on behalf of its Subsidiaries, have entered into a Tax Allocation Agreement, which Agreement shall be in full force and effect at the time such Subsidiary is organized or acquired and at all times thereafter; and

                               (f) the  Borrower  has notified the Lenders as to
                     the organization or acquisition of such Subsidiary as required by subsection 5.9 and the Borrower is in compliance with its other obligations set forth in subsection 5.9.

                     "Voting Agreement": shall mean a Voting Agreement between the Borrower, Norman J. Pattiz and INI in substantially the form of Exhibit B to the Stock Purchase Agreement, as the same shall be modified and supplemented and in effect from time to time.

                     1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

                     (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                     (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

                     2.1 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding which does not exceed the amount of such

Lender's Revolving Credit Commitment, provided that at no time shall the aggregate principal amount of Revolving Credit Loans exceed the aggregate amount of the Revolving Credit Commitments as then in effect. During the Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

                     (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.2 and 2.10, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

                     2.2 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments during the Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 11:30 A.M., New York City time (and 10:00 A.M. New York City time in the case of any Revolving Credit Loans requested to be made on the Closing
Date), (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, otherwise, specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date,
(iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefore. Each borrowing by the Borrower under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of ABR Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Revolving Credit Commitments are less than $500,000, such lesser amount) and (y) in the case of Eurodollar Loans, $3,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection
9.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                     2.3 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the first day of the Commitment Period to the Termination Date, computed at the rate of 1/4 of 1% per annum on an amount equal to the sum of (i) such Lender's Applicable Percentage of the average daily amount of the Available Revolving Credit Commitments and (ii) such Lender's ratable share of the then undrawn and available Term Loan Commitments, during the period for which payment is made. Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

                     2.4 Termination or Reduction of Revolving Credit Commitments. (a) The Borrower shall have the right, upon not less than one Business Day's notice to the Administrative Agent, to terminate the Revolving Credit Commitments or from time to time, to reduce the amount of the Revolving Credit Commitments to an amount not less than the aggregate principal amount of Revolving Credit Loans outstanding after giving effect to any prepayments of the Revolving Credit Loans being made on the date of such reduction. Any such reduction shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof and shall reduce permanently the Revolving Credit Commitments then in effect. Any such reduction shall also reduce pro rata the amounts of the then remaining mandatory reductions specified in subsection 2.4(b).

                     (b) The Revolving Credit Commitments shall be automatically reduced on each of the dates specified below (each, a "Mandatory Reduction Date"), commencing on September 30, 1999, by an aggregate amount equal to the percentage set forth opposite such date multiplied by the Revolving Credit Commitments in effect on December 31, 1998:

                                                Percentage of
                             Mandatory         Revolving Credit
                           Reduction Date        Commitments
                           --------------      ----------------

                           September 30, 1999      2.50%
                           December 31, 1999       2.50%
                           March 31, 2000          2.50%
                           June 30, 2000           2.50%
                           September 30, 2000      2.50%
                           December 31, 2000       2.50%
                           March 31, 2001          3.75%
                           June 30, 2001           3.75%
                           September 30, 2001      3.75%
                           December 31, 2001       3.75%
                           March 31, 2002          5.00%
                           June 30, 2002           5.00%
                           September 30, 2002      5.00%
                           December 31, 2002       5.00%
                           March 31, 2003          6.25%
                           June 30, 2003           6.25%
                           September 30, 2003      6.25%
                           December 31, 2003       6.25%
                           March 31, 2004          8.33%
                           June 30, 2004           8.33%
                           September 30, 2004      8.34%


                     (c) If the aggregate then outstanding principal amounts of Revolving Credit Loans shall exceed the aggregate amount of the Revolving Credit Commitments as reduced at any time pursuant to subsection 2.4(b) or 2.9(d), the

Borrower shall prepay Revolving Credit Loans to the extent outstanding in an amount equal to such excess. Each such prepayment shall be accompanied by payment of accrued interest on the amount prepaid plus any amounts payable pursuant to subsection 2.19.

                     2.5 Term Loans. Subject to the terms and conditions hereof, each Lender severally agrees to make term loans (a "Term Loan") on the Closing Date to the Borrower in a principal amount not to exceed the amount set forth opposite such Lender's name in Schedule I as its Term Loan Commitment. The Term Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.6 and 2.10.

                     2.6 Procedure for Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (i) three Business Days prior to the Closing Date, if all or any part of the Term Loans hereunder are to be initially Eurodollar Loans or (ii) one Business Day prior to the Closing Date, otherwise), specifying (A) the amount to be borrowed, (B) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (C) if the borrowing is to be entirely or partly Eurodollar Loans, the respective amounts of each such type of Loan and the respective lengths of the initial Interest Periods therefor. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of the Term Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 9.2 prior to 1:00 P.M., New York City time, on the Closing Date in Dollars and in funds immediately available to the Administrative Agent. The Administrative Agent shall on such date credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                     2.7 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (i) the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 7) and (ii) the aggregate principal amount of the Term Loans of such Lender, in 20 consecutive quarterly installments, payable on each of the dates specified below (each, an "Installment Date") in an amount equal to such Lender's ratable share (based on the then outstanding principal amount of the Term Loans then held by the Lenders) of the amount set forth opposite such date:

                Installment Date                        Amount
                ----------------                        ------

                March 31, 2000                        $2,500,000
                June 30, 2000                         $2,500,000
                September 30, 2000                    $2,500,000
                December 31, 2000                     $2,500,000

                Installment Date                        Amount
                ----------------                        ------

                March 31, 2001                        $2,500,000
                June 30, 2001                         $2,500,000
                September 30, 2001                    $2,500,000
                December 31, 2001                     $2,500,000
                March 31, 2002                        $3,750,000
                June 30, 2002                         $3,750,000
                September 30, 2002                    $3,750,000
                December 31, 2002                     $3,750,000
                March 31, 2003                        $5,000,000
                June 30, 2003                         $5,000,000
                September 30, 2003                    $5,000,000
                December 31, 2003                     $5,000,000
                March 31, 2004                        $6,666,666
                June 30, 2004                         $6,666,666
                September 30, 1994                    $6,666,668


(or the then unpaid principal amount of such Term Loans, on the date that the Term Loans become due and payable pursuant to Section 7). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 2.12.

                     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                     (c) The Administrative Agent shall maintain the Register pursuant to subsection 9.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Revolving Credit Loan and Term Loan made hereunder, the Type thereof, each Interest Period applicable thereto,
(ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

                     (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.7(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

                     (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender (i) a promissory note of the Borrower evidencing the Revolving

Credit Loans of such Lender, substantially in the form of Exhibit A-1 with appropriate insertions as to date and principal amount (a "Revolving Credit Note"), and/or (ii) a promissory note of the Borrower evidencing the Term Loan of such Lender, substantially in the form of Exhibit A-2 with appropriate insertions as to date and principal amount (a "Term Note").

                     2.8 Optional Prepayments. The Borrower may, on the last day of any Interest Period with respect thereto, in the case of Eurodollar Loans, or at any time and from time to time, in the case of ABR Loans, prepay the Loans, in whole or in part, without premium or penalty, upon at least (i) three Business Days' irrevocable notice to the Administrative Agent, in the case of Eurodollar Loans or (ii) one Business Day's irrevocable notice to the Administrative Agent, in the case of ABR Loans, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. In the case of prepayments of the Term Loans only, such prepayments shall be accompanied by payment of accrued interest to such date on the amount prepaid. Partial prepayments of the Term Loans shall be applied to the installments of principal thereof in the inverse order of their scheduled maturities, provided that if the Borrower so elects by notice to the Administrative Agent, all or any portion of an optional prepayment of any amount otherwise required to be applied to the installments of the Term Loans in the inverse order of their maturities shall instead be applied to the installments of the Term Loans, first in the direct order of their maturities, so long as the installments to which such application is to be made are scheduled to be paid within 270 days of such optional prepayment and second in inverse order of their maturities and provided further that any optional prepayments of Term Loans made prior to September 30, 1999 shall, be applied first to the installments due as specified above on September 30, 1999, December 30, 1999, March 31, 2000 and June 30, 2000 in the direct order of their maturities until all such installments shall be paid in full and second to such installments in inverse order of their maturities. Amounts prepaid on account of the Term Loans may not be reborrowed. Each partial prepayment shall be in an amount equal to (i) in the case of ABR Loans, $500,000 or a whole multiple of $100,000 in excess thereof and (ii) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $1,000,000 in excess thereof.

                     2.9 Mandatory Prepayments and Commitment Reductions. (a) If, for any fiscal year, commencing with the fiscal year ending December 31, 2000, there shall be Excess Cash Flow for the Borrower and its Restricted Subsidiaries, by May 31 of the following fiscal year the Borrower shall apply an amount equal to 50% of Excess Cash Flow for such prior fiscal year to the prepayment of the Loans and to the permanent reduction of the Revolving Credit Commitments in accordance with subsection 2.9(d).

                     (b) If the Borrower or any of its Restricted Subsidiaries shall receive any net cash proceeds from the sale or other disposition of property, businesses or assets (except for (i) sales or other dispositions of obsolete or worn out property and (ii) sales of inventory or other property in the ordinary course of business) and such proceeds are not used to purchase other assets within 12 months of receipt thereof, the Borrower shall apply an amount equal to 100% of the portion of such net cash proceeds not so used to the prepayment of the Loans and to the permanent reduction of the Revolving Credit Commitments in accordance with subsection 2.9(d).

           (c) If the Borrower or any of its Restricted Subsidiaries shall receive any proceeds from any insurance on the property of the Borrower or its Restricted Subsidiaries (other than business interruption insurance), then the Borrower shall apply 100% of such proceeds, to the extent they are not reasonably promptly applied to the repair or replacement of the affected property to which such proceeds relate (or to the payment of taxes or other expenses related to such property or the repayment of any Indebtedness secured thereby), to the prepayment of the Loans and to the permanent reduction of the Revolving Credit Commitments in accordance with subsection 2.9(d).

           (d) Each prepayment of the Loans and permanent reduction of the Revolving Credit Commitments pursuant to this subsection shall be applied first, to the permanent repayment of the Term Loans (ratably among them in accordance with the respective aggregate then outstanding principal amounts thereof) in the inverse order of their scheduled maturities (except that any prepayment pursuant to subsection 2.9(b) shall be applied ratably to such remaining scheduled installments) and second, to the permanent reduction of the Revolving Credit Commitments and, to the extent required by subsection 2.4(c), to the prepayment of Revolving Credit Loans. Each such reduction of the Revolving Credit Commitments shall reduce, in inverse order, the mandatory reductions required on each Mandatory Reduction Date except that any such reduction of Revolving Credit Commitments pursuant to subsection 2.9(b) shall reduce pro rata the mandatory reductions then required on each remaining Mandatory Reduction Date. Each such prepayment shall be accompanied by payment of accrued interest on the amount prepaid plus any amounts payable pursuant to subsection 2.19.

           (e) Notwithstanding anything in this subsection to the contrary: (i) no prepayment of Loans or Revolving Credit Commitment reduction pursuant to either paragraph (b) or (c) above shall be required to be made until the last Business Day of December of the then current fiscal year of the Borrower or, if earlier, the date on which the aggregate of the amounts to be applied to such prepayment and/or reduction in such fiscal year as provided in such paragraphs
(b) and (c) equals or exceeds $1,000,000, after which date all such amounts received during such fiscal year shall be applied to such prepayment and/or reduction as therein provided; and (ii) if the Borrower so elects by notice to the Administrative Agent no later than 15 Business Days prior to any date that a prepayment of Eurodollar Loans would be required to be made but for this clause
(ii), no prepayment of Eurodollar Loans pursuant to this subsection shall be required to be made except on the last day(s) of the respective Interest Period(s) therefor in effect at the time such prepayments would otherwise be required to be made provided, that on any date that a prepayment of Eurodollar Loans would be required to be made but for this subsection the Borrower shall cash-collateralize such payment in a manner reasonably satisfactory to the Administrative Agent.

                     2.10 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans, by giving the Administrative Agent at least one Business Day's prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Lenders have determined that such a conversion is not appropriate and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Termination Date (in the case of Revolving Credit Loans) or the date of the final installment of principal of the Term Loans (in the case of Term Loans).

                     (b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Lenders have determined that such a continuation is not appropriate or
(ii) after the date that is one month prior to the Termination Date (in the case of Revolving Credit Loans) or the date of the final installment of principal of the Term Loans (in the case of Term Loans) and provided, further, that if the Borrower shall fail to give such notice or if such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

                     2.11 Minimum Amounts and Maximum Number of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Tranche shall be equal to $3,000,000 or a whole multiple of $1,000,000 in excess thereof. In no event shall there be more than ten Tranches outstanding at any time.

                     2.12 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

                     (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

                     (c) If all or a portion of (i) any  principal  of any Loan,
(ii) any interest payable thereon, (iii) any commitment fee or (iv) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the principal of the Loans and any such overdue interest, commitment fee or other amount shall, to the extent permitted by applicable law, bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of any such overdue interest, commitment fee or other amount, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such overdue principal, interest, commitment fee or other amount is paid in full (as well after as before judgment).

                     (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.

                     2.13 Computation of Interest and Fees. (a) Whenever it is calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed, and, otherwise, interest and commitment fees shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

                     (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 2.12(a) or (c).

                     (c) If any Reference Lender shall for any reason no longer have a Revolving Credit Commitment or any Loans, such Reference Lender shall thereupon cease to be a Reference Lender, and if, as a result, there shall only be one Reference Lender remaining, the Administrative Agent (after consultation with the Borrower and the Lenders) shall, by notice to the Borrower and the Lenders, designate another Lender as a Reference Lender so that there shall at all times be at least two Reference Lenders.

                     (d) Each Reference Lender shall use its best efforts to furnish quotations of rates to the Administrative Agent as contemplated hereby. If any of the Reference Lenders shall be unable or shall otherwise fail to supply such rates to the Administrative Agent upon its request, the rate of interest shall, subject to the provisions of subsection 2.18, be determined on the basis of the quotations of the remaining Reference Lenders or Reference Lender.

                     2.14 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                     (a) the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                     (b) the Administrative Agent shall have received notice from the Majority Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

                     2.15 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder and any reduction of the Revolving Credit Commitments shall be made pro rata according to the respective Applicable Percentages of the Lenders. Except as provided in subsection 2.20(b), each payment (including each prepayment) by the Borrower on account of principal of and interest on (i) the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Lenders and (ii) the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in subsection 9.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                     (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its Applicable Percentage of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such

Lender's Applicable Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrower.

                     2.16 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue
Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 2.19.

                     2.17 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                             (i shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non- Excluded Taxes covered by subsection 2.18 and changes in taxes on or measured by the overall net income of such Lender or its lending office for such Loan);

                            (ii shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                     (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

                     (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                     (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. Each Lender will furnish the Borrower with a certificate (with a copy to the Administrative Agent) setting forth the basis of the claim and the additional amounts due, and such certificate shall be conclusive, provided that the determination of such amounts as set forth on such certificate is made on a reasonable basis. No Lender shall be entitled to compensation under this subsection for any costs incurred more than six months prior to the date such Lender delivers such certificate to the Borrower requesting compensation. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                     2.18 Taxes. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection. Whenever any Non-Excluded Taxes are payable by the Borrower, the Borrower shall pay to or deposit with the appropriate taxing authority in a timely manner the full amount of any such Non-Excluded Taxes payable and as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof (or other documentation reasonably acceptable to the Administrative Agent or Lender). If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                     (b) Each Lender that is not incorporated under the laws of the United States or a state thereof shall:

                             (i deliver to the Borrower and the Administrative Agent, on or before the date of any payment by the Borrower hereunder or under any Notes to such Lender with respect to which such Lender requests increased payments pursuant to subsection 2.18(a), (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and
           (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

                            (ii deliver to the Borrower and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                           (iii obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 9.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

                     (c) Each Lender that is not incorporated under the laws of the United States or a State thereof shall deliver to the Borrower and the Administrative Agent additional forms or certifications relating to the matters provided for in this subsection as may be reasonably requested by the Borrower.

                     2.19 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of a Eurodollar Loan after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                     2.20 Change of Lending Office; Replacement or Prepayment of Lenders. (a) Each Lender agrees that if it makes any demand for payment under subsection 2.17 or 2.18(a), or if any adoption or change of the type described in subsection 2.16 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under subsection 2.17 or 2.18(a), or would eliminate or reduce the effect of any adoption or change described in subsection 2.16.

                     (b) If the Borrower shall be required to pay any additional amounts or other payments in accordance with subsection 2.17 or 2.18(a) or if any Lender shall, in accordance with subsection 2.16, no longer be obligated to make or maintain Eurodollar Loans hereunder, the Borrower may, at its own expense and in its sole discretion, (i) require such Lender to transfer or assign, in whole or in part, without recourse (in accordance with subsection 9.6), all or part of its interests, rights and obligations under this Agreement to another Person (provided that the Borrower, with the full cooperation of such Lender, can identify a Person which is ready, willing and able to be an Assignee with respect thereto) which shall assume such assigned obligations (which Assignee may be another Lender, if such Assignee Lender accepts such assignment) or (ii) so long as no Default or Event of Default shall have occurred and be continuing, terminate the Revolving Credit Commitment of such Lender and prepay all outstanding Loans of such Lender; provided that (A) the Assignee or the Borrower, as the case may be, shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder, including, without limitation, any amounts owing pursuant to subsection 2.19 and, in the case of any such assignment, any amounts that would be owing under said subsection if such Loans were prepaid on the date of such assignment, and (B) such assignment or termination of the Revolving Credit Commitment, if any, of such Lender and prepayment of Loans does not conflict with any law, rule or regulation or order of any Governmental Authority.

                     2.21 Commitment Increases. (a) In the event that at any time prior to June 30, 1999 the Borrower wishes to increase the aggregate Revolving Credit Commitments, it shall notify the Administrative Agent and the
Lenders of the amount of such proposed increase (such notice, a "Commitment Increase Offer"). Each Commitment Increase Offer shall offer the Lenders which have Revolving Credit Commitments the opportunity to participate in the increased Revolving Credit Commitments ratably in accordance with their respective Applicable Percentages. In the event that any Lender (each, a "Declining Lender") shall fail to accept in writing a Commitment Increase Offer within 10 Business Days after receiving notice thereof, all or any portion of the proposed increase in the Revolving Credit Commitments offered to the Declining Lenders (the aggregate of such offered amounts, the "Declined Amount") may instead be allocated to any one or more additional banks, financial institutions or other entities pursuant to paragraph (b) below and/or to any one or more existing Lenders pursuant to paragraph (c)(ii) below.

                     (b) Any additional bank, financial institution or of other entity which, with the consent of the Borrower and the Administrative Agent (which consent, in the case of the Administrative Agent, shall not be unreasonably withheld), elects to become a party to this Agreement and obtain a Revolving Credit Commitment in an amount equal to all or any portion of a Declined Amount shall execute a New Lender Supplement with the Borrower and the Administrative Agent, substantially in the form of Exhibit H-1, whereupon such bank, financial institution or other entity (herein called a "New Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and
Schedule I shall be deemed to be amended to add the name and Revolving Credit Commitment of such New Lender.

                     (c) Any Lender which (i) accepts a Commitment Increase Offer pursuant to subsection 2.21(a) and/or (ii) with the consent of the Borrower, elects to increase its Revolving Credit Commitment by an amount equal to all or any portion of a Declined Amount shall, in each case, execute a Commitment Increase Supplement with the Borrower and the Administrative Agent, substantially in the form of Exhibit H-2, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Revolving Credit Commitment as so increased, and Schedule I shall be deemed to be amended to so increase the Revolving Credit Commitment of such Lender.

                     (d) If, on the date upon which a bank, financial institution or other entity becomes a New Lender pursuant to subsection 2.21(b) or upon which a Lender's Revolving Credit Commitment is increased pursuant to subsection 2.21(a) or (c), there is an unpaid principal amount of Revolving Credit Loans, the Borrower shall borrow Revolving Credit Loans from such Lender in an amount determined by reference to the amount of each Type of Revolving Credit Loan (and, in the case of Eurodollar Loans, of each Tranche) which would then have been outstanding from such Lender if (i) each such Type or Tranche had been borrowed on the date such bank, financial institution or other entity became a Lender or such Lender's Revolving Credit Commitment was increased, as the case may be, in each case after giving effect to such transaction and (ii) the aggregate amount from time to time of each such Type or Tranche requested to be so borrowed had been increased to the extent necessary to give effect, with respect to such Lender, to such additional borrowing. Any Eurodollar Loan borrowed pursuant to the preceding sentence shall bear interest at such rate or rates and for such period or periods as may be agreed upon between the Borrower and such Lender.

                     (e) Notwithstanding anything to the contrary in this subsection, (i) in no event shall any transaction effected pursuant to this subsection cause the aggregate amount of the increases in the Revolving Credit Commitments pursuant to this subsection to exceed $50,000,000, (ii) the aggregate amount of any increase in Revolving Credit Commitments pursuant to subsection 2.21(b) or (c)(ii) shall be limited to the relevant Declined Amount,
(iii) each Commitment Increase Offer shall be for an amount equal to not less than $20,000,000 and, unless agreed to by the Borrower, no increase in Revolving Credit Commitments agreed to, accepted or elected in response to any Commitment Increase Offer may become effective unless the aggregate amount of increases so agreed to, accepted or elected in response to such Commitment Increase Offer is not less than $20,000,000 and (iv) no Lender shall have any obligation to increase its Revolving Credit Commitment unless it agrees to do so in its sole discretion.


                    SECTION 3. REPRESENTATIONS AND WARRANTIES

                     To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the
Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

                     3.1 Financial Condition.  The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1995 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Price Waterhouse LLP, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 1996 and the related unaudited consolidated statements of income and of cash flows for the six-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments and footnote disclosure). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as set forth on Schedule 3.1, during the period from June 30, 1996 to and including the date hereof there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at June 30, 1996.

                     3.2 No Change. Since December 31, 1995 there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

                     3.3 Corporate Existence; Compliance with Law. Each of the Borrower and its Restricted Subsidiaries (a) is duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has the requisite corporate or other power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law, except to the extent that the inaccuracy of any of the statements set forth in this subsection could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                     3.4 Corporate Power; Authorization; Enforceable Obligations. The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement, any Notes and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Borrower is a party, except for filings of appropriate counterparts of this Agreement and other information with the Securities and Exchange Commission as required by applicable law. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                     3.5 No Legal Bar. The execution, delivery and performance of the Loan Documents to which the Borrower is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or

Contractual Obligation of the Borrower or of any of its Restricted Subsidiaries, except for any such violation that could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                     3.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Restricted Subsidiaries or against any of its or their respective properties or revenues (a) which is so pending or threatened prior to the Closing Date with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

                     3.7 No Default. Neither the Borrower nor any of its Restricted Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                     3.8 Ownership of Property; Liens. Each of the Borrower and its Restricted Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by subsection 6.3.

                     3.9 Intellectual Property. The Borrower and each of its Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property which could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, the use of such Intellectual Property by the Borrower and its Restricted Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                     3.10 Taxes. Each of the Borrower and its Restricted Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Restricted Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

                     3.11 Federal Regulations. No part of the proceeds of any Loans will be used for any purpose that would result in a violation of Regulation G or Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

                     3.12 ERISA. (i) During the five-year period prior to the date on which this representation is made or deemed made, neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred with respect to any Single Employer Plan, (ii) each Plan has complied in all material respects with the applicable provisions of ERISA and the Code (except that, with respect to any Multiemployer Plan, such representation is only made to the Borrower's knowledge), (iii) no termination of a Single Employer Plan has occurred, (iv) no Lien on the assets of the Borrower or any Commonly Controlled Entity in favor of the PBGC or a Plan has arisen, (v) neither the Borrower nor any Commonly Controlled Entity has had nor, to the Borrowers knowledge, expects to have a complete or partial withdrawal from any Multiemployer Plan, and (vi) no such Multiemployer Plan is in Reorganization or Insolvent, except for the occurrence of any such event or, in the case of clause (ii), any failure so to comply, that could reasonably be expected to result in a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which could be reasonably expected to result in a Material Adverse Effect.

                     3.13 Investment Company Act; Other Regulations. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

                     3.14 Subsidiaries. All of the Restricted Subsidiaries of the Borrower in existence on the date hereof are listed on Part I of Schedule 3.14, and all of the Unrestricted Subsidiaries of the Borrower in existence on the date hereof are listed on Part II of Schedule 3.14.

                     3.15 Purpose of Loans. The proceeds of the Term Loans shall be used by the Borrower to refinance Indebtedness under the Existing Credit Agreement. The proceeds of the Revolving Credit Loans shall be used by the Borrower (i) to refinance Indebtedness under the Existing Credit Agreement, (ii) to make acquisitions and (iii) for general corporate purposes, including the repurchase of shares of Capital Stock and/or evidences of Indebtedness, working capital and capital expenditures.

                     3.16 Environmental Matters. Other than exceptions to any of the following that could not, individually or in any aggregation, reasonably be expected to give rise to a Material Adverse Effect: the Borrower and its Restricted Subsidiaries comply and have complied with all applicable Environmental Laws, and possess and comply with and have possessed and complied with all Environmental Permits required under such laws; there are no past, present, or anticipated future events, conditions, circumstances, practices, plans, or legal requirements that, to its knowledge, could prevent, or materially increase the burden on the Borrower and its Restricted Subsidiaries of, compliance with applicable Environmental Laws or of obtaining, renewing, or complying with all Environmental Permits required under such laws; the Borrower and its Restricted Subsidiaries have received no notice of any violation of, or potential liability under, any Environmental Law; and there are and have been no Materials of Environmental Concern or other conditions at any property owned, operated, or otherwise used by the Borrower or any of its Restricted Subsidiaries now or, to its knowledge, in the past, or at any other location, that could give rise to liability of the Borrower or any of its Restricted Subsidiaries under any Environmental Law.

                     3.17 Senior Indebtedness. The Loans to the Borrower outstanding on the Closing Date are, and all other Loans to the Borrower, when made, will constitute "Senior Indebtedness" under and as defined in the 6-3/4% Debenture Indenture.

                     3.18 Certain Documents. The Borrower has delivered to each Lender a complete, correct and current copy of the Management Agreement, the Voting Agreement, the 6-3/4% Debenture Indenture and any other document the Administrative Agent shall reasonably request.


                         SECTION 4. CONDITIONS PRECEDENT

                     4.1 Conditions to Effectiveness. The effectiveness of this Agreement and the agreement of each Lender to make the extensions of credit requested to be made by it are subject to the satisfaction, immediately prior to or concurrently with the foregoing on the Closing Date, of the following conditions precedent:

                     (a) Prepayment of Existing Loans. The Borrower shall have prepaid in full the Existing Loan, shall have paid in full all interest and fees accrued through the Closing Date under the Existing Credit Agreement.

                     (b) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender and (ii) the other Loan Documents, each executed and delivered by a duly authorized officer of the parties thereto, with a counterpart or a conformed copy for each Lender.

                     (c) Other Documents. The Administrative Agent shall have received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of such documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of the 6-3/4% Debenture Indenture and any other debt instrument, security agreement or other material contract to which the Borrower or its Subsidiaries may be a party.

                      (d) Borrowing Certificate. The Administrative Agent shall have received, with a copy for each Lender, a certificate of the Borrower, dated the Closing Date, substantially in the form of Exhibit F, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

                     (e)   Corporate   Proceedings   of   the   Borrower.    The
           Administrative Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and (ii) the borrowings contemplated hereunder certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                     (f) Borrower Incumbency Certificate. The Administrative Agent shall have received, with a copy for each Lender, a Certificate of the Borrower, dated the Closing Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

                     (g) Corporate Proceedings of Subsidiaries. The Administrative Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each Subsidiary of the Borrower which is a party to a Loan Document authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certified by the Secretary or an Assistant Secretary of each such Subsidiary as of the Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                     (h) Subsidiary Incumbency Certificates. The Administrative Agent shall have received, with a copy for each Lender, a certificate of each Subsidiary of the Borrower which is a Loan Party, dated the Closing Date, as to the incumbency and signature of the officers of such Subsidiaries executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

                     (i) Corporate Documents. The Administrative Agent shall have received, with a copy for each Lender, true and complete copies of the certificate of incorporation and by-laws of the Borrower, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Borrower.

                     (j) Fees. The Administrative Agent shall have received the fees to be received on the Closing Date referred to in the Fee Letter, between the Borrower and Chase.

                     (k) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinions of Debevoise & Plimpton and __________, counsel to the Borrower and its Restricted Subsidiaries, substantially in the form of Exhibits D and E. Such legal opinions shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

                     (l) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

                     4.2 Conditions to Each Loan. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

                     (a) Representations and Warranties. Each of the representations and warranties made by the Borrower or any other Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                     (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extension of credit requested to be made on such date.

                     (c) Compliance with 6-3/4% Debenture Indenture. The making of such extensions of credit shall not result in a violation of the 6-3/4% Debenture Indenture.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in this subsection have been satisfied.


                        SECTION 5. AFFIRMATIVE COVENANTS

                     The Borrower hereby agrees that, so long as the Revolving Credit Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Restricted Subsidiaries to:

                     5.1  Financial Statements.  Furnish to each Lender:

                     (a) as soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its Restricted Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Price Waterhouse LLP or other independent certified public accountants of nationally recognized standing; and

                     (b) as soon as available, but in any event not later than 60 days after the end of each of the quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Restricted Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its Restricted Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnote disclosure);

all such financial statements shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

                     5.2  Certificates;   Other  Information.  Furnish  to  each
Lender:

                     (a) concurrently with the delivery of the financial statements referred to in subsection 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                     (b) concurrently with the delivery of the financial statements referred to in subsections 5.1(a) and (b), a certificate of a Responsible Officer stating that, to the best of such Officer's knowledge, during such period no Default or Event of Default has occurred and is continuing except as specified in such certificate and demonstrating compliance with the financial covenants in a manner reasonably satisfactory to the Administrative Agent;

                     (c) not later than thirty days prior to the end of each fiscal year of the Borrower, a copy of the operating budget and cash flow budget of the Borrower and its Restricted Subsidiaries for the succeeding fiscal year;

                      (d) promptly after the same are sent, copies of all financial statements, reports and proxy statements which the Borrower sends to its stockholders, and promptly after the same are filed, copies of all financial statements, registration statements and publicly available reports which the Borrower has filed with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

                     (e)   promptly,   such   additional   financial  and  other
           information as any Lender may from time to time reasonably request.

                     5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be, or except where the failure to pay, discharge or otherwise satisfy such obligations could not be reasonably expected to have a Material Adverse Effect.

                     5.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by the Borrower and its Restricted Subsidiaries and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 6.5; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

                     5.5 Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition (ordinary wear and tear expected); maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried.

                     5.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and upon reasonable advance notice and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries.

                     5.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

                      (a) the occurrence of any Default or Event of Default;

                      (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries of which the Borrower or such Subsidiary has knowledge or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                      (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

                     (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Single Employer Plan, a failure to make any required contribution to a Plan, the creation of any Lien on the assets of the Borrower or any Commonly Controlled Entity in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan if, as a result of any such event, the Borrower would be reasonably expected to incur a liability in excess of $1,000,000 or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan if, as a result of any such event, the Borrower would be reasonably expected to incur a liability in excess of $1,000,000; and

                     (e)  any Person becoming a Restricted Subsidiary;

                     (f) any development or event which has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

                     5.8 Additional Guarantors. With respect to any Person that, subsequent to the Closing Date, becomes a Restricted Subsidiary, cause such new Restricted Subsidiary which is a Domestic Subsidiary to become a party to the Guarantee pursuant to documentation which is in form and substance satisfactory to the Administrative Agent and, if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to such documentation, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                     5.9 Unrestricted Subsidiaries; Maintenance of Separate Corporate Identity.

                      (a) The Borrower will deliver to the Administrative  Agent
           (with sufficient copies for each of the Lenders) a notice as to the organization or acquisition of each Unrestricted Subsidiary promptly following such organization or acquisition together with a certificate of a Responsible Officer of the Borrower certifying that attached thereto are true copies of (i) the resolutions duly adopted by the Board of Directors of the Borrower designating such Subsidiary as an Unrestricted Subsidiary and (ii) all agreements, instruments and other documents relating to the organization or acquisition of such Unrestricted Subsidiary.

                     (b) The Borrower will, promptly upon receipt thereof by the Borrower or any of its Subsidiaries, deliver to the Administrative Agent (with sufficient copies for each of the Lenders) a true and complete  copy  of  each  agreement,  instrument  or  other  document evidencing Indebtedness or other material obligations of each Unrestricted Subsidiary and each other material agreement, instrument or other document (including, without limitation, agreements, instruments and other documents in respect of acquisitions) entered into by each Unrestricted Subsidiary.

                     (c) The Borrower will cause the management, business and affairs of each of the Borrower and its Subsidiaries to be conducted in such a manner so that each of the Borrower and its Subsidiaries will be perceived and treated as a legal entity separate and distinct from each other. Without in any way limiting the other provisions of this subsection, the Borrower will not permit any Restricted Subsidiary to, directly or indirectly: (i) make any Investment in an Unrestricted Subsidiary, (ii) dispose of any of its Properties to an Unrestricted Subsidiary, (iii) merge into or consolidate with or purchase or acquire any Properties from an Unrestricted Subsidiary or
           (iv) enter into any other transaction directly or indirectly with or for the benefit of an Unrestricted Subsidiary (including, without limitation, guarantees and assumptions of obligations of an Unrestricted Subsidiary); provided that it is understood that the Borrower as the "common parent" of its Restricted Subsidiaries and Unrestricted Subsidiaries may file a consolidated tax return on behalf of itself and its Subsidiaries and such filing shall not be deemed to violate the provisions of this subsection.

                     (d) The Borrower will allocate corporate general and administrative expenses between it, the Restricted Subsidiaries and the Unrestricted Subsidiaries in accordance with customary and reasonable business practices and GAAP consistently applied. Without in any way limiting the other provisions of this subsection, the Borrower will not permit any Restricted Subsidiary to, directly or indirectly, pay or incur any corporate general and administrative expenses on behalf of any Unrestricted Subsidiary.

                     5.10 Sinking Fund Payment Credits. the Borrower will at all times exercise its option under Section 1402 of the 6 3/4% Debenture Indenture (and take all action as shall be necessary to give effect to such exercise) to apply all 6 3/4% Debentures that shall have been redeemed or converted as a credit against the mandatory sinking fund payments required from time to time by said Indenture


                          SECTION 6. NEGATIVE COVENANTS

                     The Borrower hereby agrees that, so long as the Revolving Credit Commitments remain in effect or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall not, and (except with respect to subsection 6.1) shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

                     6.1  Financial Condition Covenants.

                      (a) Maintenance of Total Debt Ratio. Permit the Total Debt Ratio at any time during any period set forth below to be greater than the ratio set forth opposite such period below:

                     Period                               Ratio
                     ------                               -----

               Closing Date - 12/30/97                    5.25:1
               12/31/97 - 12/30/98                        4.75:1
               12/31/98 - Thereafter                      4.00:1

                      (b) Maintenance of Total Interest Coverage Ratio. Permit the Total Interest Coverage Ratio at any time to be less than 2.00:1.

                      (c) Maintenance of Total Fixed Charge Coverage Ratio. Permit the Total Fixed Charge Coverage Ratio at any time to be less than 1.10:1.

                     6.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

                      (a) Indebtedness of the Borrower under this Agreement;

                      (b) Indebtedness of the Borrower to any Restricted Subsidiary and of any Restricted Subsidiary to the Borrower or any other Restricted Subsidiary;

                      (c) Indebtedness of the Borrower and any of its Restricted Subsidiaries incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) not exceeding $5,000,000 in aggregate principal amount at any one time outstanding and any refinancings, refundings, renewals or extensions thereof (provided that the principal amount of such Indebtedness shall at no time exceed 100% of the original acquisition cost of such assets plus any costs associated with the financing or refinancing thereof);

                      (d) Indebtedness outstanding on the date hereof and listed on Schedule 6.2 and any refinancings, refundings, renewals or extensions thereof (provided that the principal amount of such Indebtedness is not increased by an amount greater than costs associated with any such refinancing, refundings, renewals or extensions);

                      (e) Indebtedness of a Person which becomes a Restricted Subsidiary after the date hereof and any refinancings, refundings, renewals or extensions thereof, provided that (i) such Indebtedness existed at the time such Person became a Restricted Subsidiary (or, if later, at the time it acquired the assets of a business pursuant to subsection 6.8(c)) and was not created in anticipation thereof and
           (ii) immediately after giving effect to the acquisition of such Person by the Borrower no Default or Event of Default shall have occurred and be continuing;

                      (f) Permitted Additional Indebtedness; and

                      (g) additional Indebtedness not exceeding $10,000,000 in aggregate principal amount at any one time outstanding.

                     6.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                      (a) Liens for taxes not yet subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings, provided that, if contested, adequate reserves with respect thereto are maintained on the books of the Borrower or its Restricted Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

                      (b) Liens imposed by law, such as landlords', carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against the Borrower or any of its Restricted Subsidiaries with respect to which the Borrower or such Restricted Subsidiary at the time shall currently be prosecuting an appeal or proceedings for review in good faith and by proper proceedings;

                      (c)  pledges  or  deposits  in  connection  with  workers'
           compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                      (d)  deposits  to secure the  performance  of bids,  trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                      (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business taken as a whole of the Borrower or such Restricted Subsidiary;

                      (f) Liens securing Indebtedness of the Borrower and its Restricted Subsidiaries permitted by subsection 6.2(c) incurred to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired plus any financing or refinancing costs;

                      (g)  Liens in  existence  on the  date  hereof  listed  on
           Schedule 6.3, securing Indebtedness permitted by subsection 6.2(d), provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased except as permitted by subsection 6.2(d);

                      (h) Liens on assets acquired by a Restricted Subsidiary after the date hereof or on the property or assets of a Person which becomes a Restricted Subsidiary after the date hereof securing Indebtedness permitted by subsection 6.2(c) or 6.2(e), respectively, provided that (i) such Liens exist at the time such assets are acquired or at the time such Person becomes a Restricted Subsidiary, as the case may be, and are not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of such Person after the time such Person becomes a Restricted Subsidiary or such assets are acquired, and (iii) the amount of Indebtedness secured thereby is not increased;

                      (i)   Liens  on  the   Capital   Stock   of   Unrestricted
           Subsidiaries securing obligations of Unrestricted Subsidiaries; and

                      (j) Liens (not otherwise permitted hereunder) so long as the greater of (i) the aggregate outstanding principal amount of the obligations secured thereby and (ii) the aggregate fair market value of the assets subject thereto does not exceed $5,000,000 at any one time.

                     6.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

                      (a) Guarantee Obligations in existence on the date hereof and listed on Schedule 6.4;

                      (b) Guarantee Obligations of a Person which becomes a Restricted Subsidiary after the date hereof, provided that such Guarantee Obligations exist at the time such Person becomes a Restricted Subsidiary (or, if later, at the time it acquired the assets of a business pursuant to subsection 6.8(c)) and are not created in anticipation thereof,

                      (c) Guarantee Obligations entered into in the ordinary course of its business by the Borrower or any Restricted Subsidiary of obligations of any of the Borrower or its Restricted Subsidiaries, which obligations are not prohibited by this Agreement;

                      (d) the Guarantee; and

                      (e)  additional   Guarantee   Obligations  in  respect  of
           obligations not exceeding $10,000,000 in aggregate principal amount at any one time outstanding.

                     6.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except:

                      (a) any Restricted Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly owned Restricted Subsidiaries of the Borrower (provided that the wholly owned Restricted Subsidiary or Restricted Subsidiaries shall be the continuing or surviving Person);

                      (b) any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any wholly owned Restricted Subsidiary of the Borrower;

                      (c) the Borrower or any of its Restricted Subsidiaries may enter into a merger with any Person engaged in the commercial radio business (which shall be deemed to include, without limitation, programming, production and distribution) or any other business related to the foregoing, provided that the fair market value of such Persons (for all such mergers), when added to the aggregate consideration paid in connection with all acquisitions consummated pursuant to subsection 6.8(c), shall not exceed $50,000,000 if the Total Debt Ratio is greater than or equal to 4.75 to 1.0, and, provided further that the Borrower or a Restricted Subsidiary, as the case may be, shall be the surviving corporation and that both prior to and after giving effect to such merger there shall exist no Default or Event of Default hereunder and the Borrower shall have delivered a certificate (with such supporting detail and calculations as may be reasonably requested by the Administrative Agent) from a Responsible Officer so stating to the Administrative Agent; and

                      (d) as permitted by subsection 6.6.

                     6.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Restricted Subsidiary, issue or sell any shares of such Restricted Subsidiary's Capital Stock to any Person other than the Borrower or any wholly owned Restricted Subsidiary, except:

                      (a) the sale or other disposition of any property in the ordinary course of business;

                      (b) any sale, assignment, transfer or other disposition of Capital Stock of any Unrestricted Subsidiary;

                      (c) the sale or other disposition of any other property, business or asset with an aggregate fair market value not to exceed $5,000,000 so long as (i) the consideration received shall be an amount at least equal to the fair market value thereof: (ii) at least


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                                       48


           90% of the consideration received shall be cash; (iii) the proceeds of such sale or other disposition are applied as required by subsection 2.9(b); and (iv) no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

                     (d)  as permitted by subsection 6.5(b).

                     6.7 Limitation on Restricted Payments. Declare or pay any dividend (other than dividends payable solely in Capital Stock of the Borrower) on, or make any payment or prepayment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any Restricted Subsidiary or any warrants or options to purchase any such Capital Stock or any of the 6-3/4% Debentures, or make any payment of management or similar fees (including, without limitation, Management Fees, but excluding all expenses payable to Infinity, in its capacity as "Manager", under
Section 1.6 of the Management Agreement) to Infinity or any other Affiliate of the Borrower (other than to any employee, officer or director of the Borrower or its Subsidiaries in connection with the performance of such employee's, officer's or director's duties in such capacity), whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Restricted Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that (a) any Restricted Subsidiary may make Restricted Payments to the Borrower, (b) the Borrower may make Restricted Payments (i) for the purpose of cashing out any fractional shares of Capital Stock following the payment of a dividend payable in Capital Stock of the Borrower or the conversion of any of its convertible debt into its Capital Stock and (ii) to redeem the Borrower's outstanding Class Action Warrants when and to the extent required by the terms thereof, (c) the Borrower and its Restricted Subsidiaries may make Restricted Payments (i) during the period from and including the Closing Date to and including September 29, 1999 in an aggregate amount which, when added to the aggregate amount of any Investments in Unrestricted Subsidiaries made during such period as permitted by subsection 6.8(g), is not in excess of the First Unrestricted Basket and (ii) during the period from and including September 30, 1999 to and including the Termination Date in an aggregate amount which, when added to the aggregate amount of any Investments in Unrestricted Subsidiaries made during such period as permitted by subsection 6.8(g), is not in excess of the Second Unrestricted Basket, and (d) the Borrower may make scheduled payments of interest on the 6-3/4% Debentures to the extent required by the 6-3/4% Debenture Indenture; provided that, prior to and after giving effect to each such Restricted Payment described in clauses (c) and (d) above, there shall exist no Default or Event of Default hereunder and the Borrower shall have delivered a certificate (with such supporting detail and calculations as may be reasonably requested by the Administrative Agent) from a Responsible Officer so stating, and (e) (i) the issuance and delivery to INI of Incentive Warrants pursuant to Section 2.3 of the Management Agreement and (ii) subject in each case to the terms of the Management Services Subordination Agreement and provided that, both prior to and after giving effect to each such payment, no Event of Default pursuant to Sections 7(a), (c) (solely in the case of an Event of Default pursuant to subsection 6.1, and, in such case, only if the Majority Lenders following such an Event of Default shall determine in their sole discretion to prohibit any payment provided for in clause (x) or (y) below) or (f) shall have occurred and be continuing: (x) cash payments of Management Fees to Infinity at the times and in the amounts provided for by Section 2.1 of the Management Agreement in respect of each fiscal year and (y) a cash payment of Management Fees to Infinity at the times and in the amounts provided for by Section 2.2 of the Management Agreement, so long as, in the case of clause (y): (I) at least three Business Days (but not more than 30 Business Days) prior to the date of such payment, the Borrower shall have delivered to the Administrative Agent the financial statements required to be delivered for such fiscal year pursuant to
Section 5.1(a) and a certificate of a Responsible Officer of the Borrower setting forth a computation of the Excess Cash Flow for the prior fiscal year and describing the amount of such Management Fees to be paid and (II) such payment shall be made promptly following any prepayment required to be made under Section 2.9(a) with respect to Excess Cash Flow for such prior fiscal year.

                     6.8 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in (each, an "Investment") any Person, except:

                      (a) extensions of trade credit in the ordinary course of business;

                      (b) investments in Cash Equivalents;

                      (c) purchases of shares of the Capital Stock of any Person engaged in the commercial radio business (which shall be deemed to include, without limitation, programming, production and distribution) or any other business related to the foregoing or purchases of the assets constituting all or any portion of any such business owned by any other Person, provided that the aggregate consideration for all such acquisitions, when added to the fair market value of all Persons merged into the Borrower or any of its Restricted Subsidiaries pursuant to subsection 6.5(c), shall not exceed $50,000,000 if the Total Debt Ratio is greater than or equal to 4.75 to 1.0, and provided further that, prior to and after giving effect to such purchase, there shall exist no Default or Event of Default and the Borrower shall have delivered a certificate (with such supporting detail and calculations as may be reasonably requested by the Administrative Agent) from a Responsible Officer so stating and provided further, that any such Person which shall constitute a Subsidiary following such Investment shall be a Restricted Subsidiary or, as the case may be, the assets so purchased shall be owned by a Restricted Subsidiary;

                     (d) loans and advances to officers and employees of the Borrower or its Restricted Subsidiaries for travel, entertainment and relocation expenses and other purposes in the ordinary course of business;

                      (e)   Investments   by  the  Borrower  in  its  Restricted
           Subsidiaries and Investments by such Restricted Subsidiaries in the Borrower and in other Restricted Subsidiaries;

                     (f)  Investments set forth on Schedule 6.8; and

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                                       50


                     (g) (i) Investments in Unrestricted Subsidiaries as of the Closing Date, (ii) Investments in Unrestricted Subsidiaries the consideration for which shall consist solely of shares of the Capital Stock of the Borrower and (iii) additional Investments in Unrestricted Subsidiaries (A) during the period from and including the Closing Date to and including September 29, 1999 in an aggregate amount which, when added to the aggregate amount of any Restricted Payments made during such period as permitted by subsection 6.7(b)(i), is not in excess of the First Unrestricted Basket and (B) during the period from and including September 30, 1999 to and including the Termination Date in an aggregate amount which, when added to the aggregate amount of any Restricted Payments made during such period as permitted by subsection 6.7(b)(ii), is not in excess of the Second Unrestricted Basket.

                     6.9 Limitation on Optional Payments and Modifications of Debt Instruments. (a) Make any optional payment or prepayment on or redemption or purchase of the 6-3/4% Debentures (other than pursuant to subsection 6.2(d) or 6.7), (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of the 6-3/4% Debentures, the Infinity Agreements (in any manner that could have a material adverse effect on the Lenders, provided that the Borrower shall inform the Lenders of any material amendment, modification or change to an Infinity Agreement within 30 days after the Borrower agrees to such amendment, modification or change) or the Class Action Warrants (in any manner that is materially adverse to the Borrower), or
(c) amend the subordination provisions of the 6 3/4% Debentures.

                     6.10 Limitation on Capital Expenditures. Permit the aggregate amount of Capital Expenditures in any fiscal year to exceed the sum of
(a) $5,000,000 plus (b) for each fiscal year commencing on and after January 1, 1997, the excess, if any, of the aggregate amount of Capital Expenditures permitted in the immediately preceding fiscal year over the actual amount of Capital Expenditures made by the Borrower and its Restricted Subsidiaries in such immediately preceding fiscal year (provided that the amount of such excess for such immediately preceding fiscal year shall not exceed $3,000,000).

                     6.11  Limitation  on Sale or Discount of  Receivables.  The
Borrower shall not and shall not permit any of its Restricted Subsidiaries to, discount or sell with recourse, or sell for less than the greater of the face value or market value thereof, any of its notes receivable or accounts receivable.

                     6.12 Limitation on Transactions with Affiliates. Except as set forth on Schedule 6.12, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted or not prohibited under this Agreement and (b) upon fair and reasonable terms no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

                     6.13 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than December 31.

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                                       51


                     6.14 Limitation on Negative Pledge Clauses. Enter into with any Person any agreement, other than (a) this Agreement and (b) any industrial revenue bonds, purchase money mortgages or Financing Leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), which prohibits or limits the ability of the Borrower or any of its Restricted Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired unless the prohibitions or limitations contained in such agreement would only restrict such Liens if they were not also made to secure the obligations of the Borrower or a Restricted Subsidiary under such agreement or a related agreement equally and ratably with the obligations which such Liens were created to secure.

                     6.15 Limitation on Lines of Business. Enter into any business, either directly or through any Restricted Subsidiary, except for the commercial radio business (which shall be deemed to include, without limitation, programming, production and distribution) and businesses related thereto.


                          SECTION 7. EVENTS OF DEFAULT

                      If any of the following events shall occur and be continuing:

                     (a) The Borrower shall fail to pay any principal of any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

                     (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                     (c) The Borrower shall default in the observance or performance of any agreement contained in Section 6 (except that defaults under subsections 6.3 and 6.10 shall not become Events of Default unless they have been unremedied for a period of 15 days); or

                     (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after the Borrower or such Loan Party, as the case may be, obtains actual knowledge thereof or after notice thereof to the Borrower by the Administrative Agent or any Lender (through the Administrative Agent); or

                      (e) The Borrower or any of its Restricted Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any

           Guarantee Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or the obligations that are the subject of such Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided, however, that no Default or Event of Default shall exist under this paragraph unless the aggregate amount of Indebtedness and/or Guarantee Obligations in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $1,000,000; or

                     (f) (i) The Borrower or any of its Restricted Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Restricted Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Restricted Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Restricted Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Restricted Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of its Restricted Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                     (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Single Employer Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Majority Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Majority Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                     (h) One or more judgments or decrees shall be entered against the Borrower or any of its Restricted Subsidiaries involving in the aggregate a liability (to the extent not paid or covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                     (i) The Guarantee shall cease, for any reason, to be in full force and effect with respect to any Guarantor or any Guarantor shall so assert; or

                     (j) The Management Agreement shall be terminated or otherwise cease to be in full force and effect, or the Borrower is or becomes entitled to terminate the Management Agreement under Section 3.2(b)(ii) thereof; or

                     (k) (i) less than one-third of the members of the Board of Directors of the Borrower shall be persons designated by INI, or (ii) less than a majority of the members of the Board of Directors of the Borrower shall be designated by INI or persons designated in the manner provided in Section 1(a) of the Voting Agreement; or

                     (l) A Default of the type described in paragraph (e) above shall have occurred and be continuing with respect to the Indebtedness of an Unrestricted Subsidiary and as a result thereof the Borrower or any of its Restricted Subsidiaries shall become liable for such Indebtedness, in each case, whether by operation of law, pursuant to contract or otherwise, or any holder or holders of such Indebtedness shall so assert in writing in any proceeding before a court or other adjudicatory body of competent jurisdiction and the Majority Lenders shall determine, in the exercise of their reasonable judgment, that the Borrower and/or any of its Restricted Subsidiaries is reasonably likely to incur a liability as a result thereof which would constitute a Material Adverse Effect; or

                     (m) The Borrower or any of its Restricted Subsidiaries shall incur any liability (not paid or fully covered by insurance) under any Environmental Law in an amount which constitutes a Material Environmental Amount;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable.

                     Except as expressly provided above in this Section, to the extent permitted by applicable law, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                       SECTION 8. THE ADMINISTRATIVE AGENT

                     8.1 Appointment.  Each Lender hereby irrevocably designates and appoints the Administrative Agent as the administrative agent and BOA, BOB and BOM as the Co-Agents of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent and BOA, BOB and BOM as the Co-Agents to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent and the Co-Agents, as the case may be, by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. The Co-Agents, in their capacity as such, shall not have any duties or reponsibilities hereunder nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Co-Agents in their capacity as such.

                     8.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact or counsel selected by it with reasonable care.

                     8.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

                     8.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

                     8.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                     8.6 Non-Reliance on Administrative Agent and Other Lenders; Lender Representations. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates. Each Lender represents to each other party hereto that it is a bank, savings and loan association or other similar savings institution, insurance company, investment fund or company or other financial institution which makes or acquires commercial loans in the ordinary course of its business, that it is participating hereunder as a Lender for such commercial purposes, and that it has the knowledge and experience to be and is capable of evaluating the merits and risks of being a Lender hereunder. Each Lender acknowledges and agrees to comply with the provision of subsection 9.6 applicable to the Lenders hereunder.

                     8.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Applicable Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. In the event any such amounts are subsequently paid by or on behalf of the Borrower, the

Administrative Agent shall promptly forward such amounts to the indemnifying Lenders. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

                     8.8 Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

                     8.9 Successor Agents. The Administrative Agent and each of the Co-Agents may resign as Administrative Agent and as Co-Agent, as the case may be, upon 10 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan
Documents, then the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent (provided that it shall have been approved by the Borrower), shall succeed to the rights, powers and duties of the Administrative Agent hereunder. Effective upon such appointment and approval, the term "Administrative Agent" shall mean such successor agent, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's or Co-Agent's resignation as Administrative Agent or Co-Agent, as the case may be, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Co-Agent, as the case may be, under this Agreement and the other Loan Documents.


                            SECTION 9. MISCELLANEOUS

                     9.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Majority Lenders may, or, with the written consent of the Majority Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof or of any reduction of the Revolving Credit Commitments required pursuant to subsection 2.4(b) to be made on any Mandatory Reduction Date, or reduce the rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or

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                                       58


increase the amount or extend theexpiration date of any Lender's Commitments, in each case without the prior written consent of each Lender affected thereby, or
(ii) amend, modify or waive any provision of this subsection or reduce any of the percentages specified in the definition of Majority Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, in each case without the prior written consent of all the Lenders, (iii) amend, modify or waive any provision of subsections 2.1 through 2.4, 2.21 and subsections 2.8 and 2.9 (to the extent such subsections relate to the Revolving Credit Commitments) or reduce any of the percentages specified in the definition of Majority Revolving Credit Lenders without the prior written consent of the Majority Revolving Credit Lenders, (iv) amend, modify or waive any provision of subsections 2.5 through 2.9 (to the extent such subsections relate to the Term Loans) or reduce any of the percentages specified in the definition of Majority Term Lenders without the written consent of the Majority Term Lenders, or (v) amend, modify or waive any provision of Section 8 without the written consent of the then Administrative Agent or the Co-Agents, as applicable. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                     9.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as specified under the caption "Address for Notices" below its name on the signature pages hereof or to such other address as may be hereafter notified by the respective parties hereto; provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsection 2.2, 2.4, 2.6, 2.8 or 2.10 shall not be effective until received.

                     9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                     9.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

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                                       59


                     9.5 Payment of Expenses and Taxes.  The Borrower agrees (a)
to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the actual or proposed use of the Loans, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided that the Borrower shall have no obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Administrative Agent or any such Lender or (ii) legal proceedings commenced against the Administrative Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

                     9.6 Successors and Assigns; Participations and Assignments.
(a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

                     (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan

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                                       60


Documents, such Lender shall be solely responsible for any withholding taxes or any filing or reporting requirements relating to such Participant and shall indemnify and hold harmless the Borrower and the Administrative Agent and their respective successors, permitted assigns, officers, directors, employees, agents and representatives for and against any Non-Excluded Taxes (including interest and penalties thereon and additions thereto), losses, costs and expenses incurred in connection with such withholding taxes or filing or reporting requirement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (i) and (ii) of the proviso to the second sentence of subsection 9.1. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 9.7(a) as fully as if it were a Lender hereunder. All amounts payable by the Borrower to any Lender under subsections 2.17, 2.18 and 2.19 in respect of the Loans held by it, and its Commitments, shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans and Commitments, and as if such Lender were funding and maintaining each of such Loans and Commitments in the same way that it is funding and maintaining the portion of such Loan and Commitment in which no participations have been sold.

                     (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent of the Administrative Agent and, if no Default or Event of Default shall have occurred and be continuing, the consent of the Borrower (which in each case shall not be unreasonably withheld), to an additional bank or financial institution (an "Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit E, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Administrative Agent) and delivered to the Administrative Agent for its acceptance and recording in the Register, provided that, in the case of any such assignment by a Lender which is not assigning all of its Loans and Commitments, the sum of the aggregate principal amount of the Loans and the aggregate amount of the Term Loan Commitment and Available Revolving Credit Commitments being assigned is not less than $5,000,000 (or such lesser amount as may be agreed to by the Borrower and the Administrative Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein,

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                                       61


and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, the consent of the Borrower shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any of the events described in Section 7(f) shall have occurred and be continuing.

                     (d) The Administrative Agent, on behalf of the Borrower, shall maintain at the Administrative Agent's Address for Notices referred to in subsection 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                     (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Administrative Agent) together with payment by the Assignee or the Lenders to the Administrative Agent of a registration and processing fee of $5,000, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

                     (f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee, subject to the provisions of subsection 9.15, any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement. No assignment or participation made or purported to be made to any Transferee shall be effective without the prior written consent of the Borrower if it would require the Borrower to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Borrower shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Transferee to determine whether any such filing or participation is otherwise in accordance with the Requirements of Law.

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                                       62


                     (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law; provided that any transfer to an assignee upon the enforcement of any such security interest shall be subject to the consent of the Borrower as provided herein.

                     9.7 Adjustments; Set-off. (a) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of its Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                     (b) In addition  to any rights and  remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                     9.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                     9.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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                                       63


                     9.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                     9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                     9.12  Submission To  Jurisdiction;  Waivers.  To the extent
permitted   by   applicable   law,   the   Borrower   hereby   irrevocably   and
unconditionally:

                     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

                     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any punitive damages.

                     9.13 Acknowledgements. The Borrower hereby acknowledges that:

                      (a) it has been  advised by  counsel  in the  negotiation,
           execution  and  delivery  of  this   Agreement  and  the  other  Loan
           Documents;

                      (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

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                                       64


                     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

                     9.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                     9.15  Treatment of Certain Information; Confidentiality.

                     (a) The Borrower acknowledges that (i) services may be offered or provided to it (in connection with this Agreement or otherwise) by each Lender or by one or more subsidiaries or affiliates of such Lender and (ii) information delivered to each Lender by the Borrower and its Subsidiaries may be provided to each such subsidiary and affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of clause (b) below as if it were a Lender hereunder.

                     (b) Each Lender and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower pursuant to this Agreement which is identified by the Borrower as being confidential at the time the same is delivered to the Lenders or the Administrative Agent and which is not already in such Lender's possession on a nonconfidential basis and is not subsequently delivered to such Lender on a nonconfidential basis by a Person who in so doing has not violated a duty of confidentiality owing to the Borrower, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Lenders or of the Administrative Agent, (iii) at their request, to bank examiners or other regulators having analogous responsibilities, (iv) to auditors or accountants, (v) to the Administrative Agent or any other Lender (or to Chase Securities Inc.), (vi) in connection with any litigation arising under or in connection with the transactions contemplated by this Agreement or any of the other Loan Documents, (vii) to a subsidiary or affiliate of such Lender as provided in clause (a) above or (viii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees to be bound by the provisions of this subsection. In no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished by the Borrower.

                     9.16 Senior Indebtedness. Each of the parties hereto agrees that all of the obligations of the Borrower hereunder and under any Notes constitute "Senior Indebtedness" under and as defined in and for all purposes of the 6-3/4% Debenture Indenture.

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                                       65


                     9.17 Release of Collateral. On the Closing Date the Administrative Agent shall release its security interest (without any notice to or vote or consent of any Lender) in the Collateral under and as defined in the Security Agreement, dated as of February 3, 1994, as amended, among the Obligors (as defined therein) and The Chase Manhattan Bank, as Administrative Agent for the lenders from time to time parties to the Existing Credit Agreement. On the Closing Date and at any time and from time to time thereafter, the administrative agent shall return to the Borrower all securities pledged under such Security Agreement and upon the reasonable request of the Borrower and at the Borrower's expense shall execute and deliver such instruments and documents and take such actions as are reasonably necessary to release such security interest in the Collateral from any public record.

                     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                               WESTWOOD ONE, INC.


                              By:
                              Title:

                              Address for Notices:
                              Westwood One, Inc.
                              c/o Infinity Broadcasting Corporation
                              600 Madison Avenue
                              New York, New York 10022
                              Attention: Mel Karmazin
                              Telecopier: (212) 888-2958
                              Telephone: (212) 750-6400

                              THE CHASE MANHATTAN BANK,
                                 as Administrative Agent
                                 and as a Lender


                              By:
                              Title:

                              Address for Notices:
                              The Chase Manhattan Bank
                              Agent Bank Services
                              140 East 45th Street, 29th Floor
                              New York, New York 10017
                              Attention: Sandra Miklave
                              Telecopier: (212) 622-0002
                              Telephone: (212) 622-0011

                              with a copy to:

                              The Chase Manhattan Bank
                              One Chase Manhattan Plaza
                              New York, New York 10081
                              Attention: James Kuster
                              Telecopier: (212) 552-4905
                              Telephone: (212) 552-3993

                                THE FIRST NATIONAL BANK OF BOSTON,
                                as a Co-Agent and as a Lender


                              By:_______________________________
                                 Title:


                                 Address for Notices:
                                 The First National Bank of Boston
                                 100 Federal Street
                                 MS: 01-08-08
                                 Boston, MA 02110
                                 Attention: Reginald T. Dawson
                                 Telecopier: (617) 434-3401
                                 Telephone:  (617) 434-0788

                               BANK OF AMERICA ILLINOIS,
                               as a Co-Agent and as a Lender


                               By:_______________________________
                                  Title:


                               Address for Notices:
                               Bank of America New York
                               335 Madison Avenue, 5th Floor
                               New York, NY 10017
                               Attention: Russell Solomon
                               Telecopier: (212) 503-7173
                               Telephone:  (212) 503-7648

                                BANK OF MONTREAL,
                                as a Co-Agent and as a Lender


                                By:_______________________________
                                   Title:


                                Address for Notices:
                                Bank of Montreal
                                430 Park Avenue
                                New York, NY 10022
                                Attention: Andrew Moore
                                Telecopier: (212) 605-1621
                                Telephone:  (212) 605-1616

                                THE BANK OF NEW YORK

                                By:_______________________________
                                   Title:


                                Address for Notices:
                                The Bank of New York
                                One Wall Street
                                16th Floor
                                New York, NY 10286
                                Attention: Peter Hanford
                                Telecopier: (212) 635-8593
                                Telephone:  (212) 635-8691

                                 THE LONG-TERM CREDIT BANK OF
                                   JAPAN,  LTD.


                                  By:_______________________________
                                     Title:


                                  Address for Notices:
                                  The Long-Term Credit Bank of
                                  Japan Ltd., Los Angeles Agency
                                  350 South Grand Avenue
                                  Suite 3000
                                  Los Angeles, CA 90071
                                  Attention: Takaomi Tomioka
                                  Telecopier: (213) 622-6908
                                  Telephone:  (213) 689-6355

                                  KEYBANK NATIONAL ASSOCIATION


                                  By:_______________________________
                                     Title:


                                  Address for Notices:
                                  127 Public Square
                                  Mail Code: OH0127-0602
                                  Cleveland, OH 44114
                                  Attention: Timothy Willard
                                  Telecopier: (216) 689-4666
                                  Telephone:  (216) 689-4458